UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.          )

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RENMIN TIANLI GROUP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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RENMIN TIANLI GROUP, INC.

(Formerly known as Aoxin Tianli Group, Inc.)

  Suite K, 12th Floor, Building A, Jiangjing Mansion

228 Yanjiang Ave., Jiangan District, Wuhan City

Hubei Province, China 430010

October 29, 2018

Dear Shareholder:

The directors and officers of Renmin Tianli Group, Inc. join me in inviting you to attend the annual meeting of our shareholders on Monday, December 10, 2018 at 9:00 a.m. local time, at our headquarters, Suite K, 12th Floor, Building A, Jiangjing Mansion, 228 Yanjiang Ave., Jiang’an District, Wuhan City, Hubei Province, China 430010. The formal notice of this annual meeting and the proxy statement appear on the following pages and are accompanied by a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2017. After reading the proxy statement and other materials, please submit your proxy promptly by telephone or via the Internet in accordance with the instructions on the enclosed proxy card, or by marking, signing and returning a physical proxy card by mail, to ensure that your votes on the business matters of the meeting will be recorded.

We hope that you will attend this meeting. Whether or not you attend, we urge you to submit your proxy promptly. Even after submitting the proxy, you may, of course, vote in person on all matters brought before the meeting.

        We look forward to seeing you on December 10, 2018.

Sincerely,

/s/Guolan Li
Chairman of the Board

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  RENMIN TIANLI GROUP, INC.

 Suite K, 12th Floor, Building A, Jiangjing Mansion

228 Yanjiang Ave., Jiangan District, Wuhan City

Hubei Province, China 430010

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

The annual meeting of the shareholders of Renmin Tianli Group, Inc. (the “Annual Meeting”) will be held on Monday, December 10, 2018 at 9:00 a.m., local time, at our headquarters, Suite K, 12th Floor, Building A, Jiangjing Mansion, 228 Yanjiang Ave., Jiangan District, Wuhan City, Hubei Province, China 430010.

Holders of common shares will be asked to consider and vote on the following matters:

(1)  the election of seven(7) directors, each to serve until the 2019 Annual Meeting of Shareholders and until his or her successor is duly elected and qualified, or his or her earlier death, resignation or removal; and

(2) the transaction of any other business that may properly come before the Annual Meeting and any adjournments or postponements of the Annual Meeting

You should read the accompanying proxy statement in its entirety before voting.

Only shareholders of record at the close of business on October 26, 2018 are entitled to notice of and to vote at this meeting and any adjournments or postponements of this meeting.

By order of the Board of Directors, /s/Guolan Li Chairman of the Board

Wuhan City, Hubei Province, China 430010

October 29, 2018

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to be Held on Monday, December 10, 2018:

The proxy statement and annual report are available at www.proxyvote.com.

Also available on the website is the Renmin Tianli proxy card, as well as additional voting information.

RENMIN TIANLI GROUP, INC.

 Suite K, 12th Floor, Building A, Jiangjing Mansion

228 Yanjiang Ave., Jiangan District, Wuhan City

Hubei Province, China 430010

PROXY STATEMENT

In this proxy statement, Renmin Tianli Group, Inc. is referred to as “we,” “us,” “our,” “our company,” “the company” or “Renmin Tianli.”

QUESTIONS AND ANSWERS ABOUT THIS ANNUAL MEETING

Q:	Why did I receive this proxy statement?

As a Renmin Tianli shareholder, you received this proxy statement because our board of directors is soliciting your proxy to vote at the annual meeting of shareholders (the “Annual Meeting”). The Annual Meeting will be held on Thursday, December 6, 2018 at 9:00 a.m., local time, at our headquarters, Suite K, 12th Floor, Building A, Jiangjing Mansion, 228 Yanjiang Ave., Jiangan District, Wuhan City, Hubei Province, China 430010.

This proxy statement summarizes the information you need to know to vote on an informed basis at the annual meeting; however, you do not need to attend the annual meeting to vote your shares. See “How do I vote my shares before the Annual Meeting?”  We expect to begin sending this proxy statement, the attached notice of annual meeting and the proxy card(s) on or about October 29, 2018, to all shareholders entitled to vote.

Q:	What am I voting on?

If you hold common shares, you are being asked to consider and vote on the election of seven (7) directors, each to serve until the 2019 Annual Meeting of Shareholders and until his or her successor is duly elected and qualified, or his or her earlier death, resignation or removal.

Q:	Who is entitled to vote?

Holders of our outstanding common shares as of the close of business on October 26, 2018, the record date, are entitled to vote at the Annual Meeting. As of October 26, 2018, we had outstanding 8,033,745 common shares.

Q:	What does it mean if I get more than one proxy card?

If you receive more than one proxy card, it means you hold shares registered in more than one account. Sign and return ALL proxy cards to ensure that all your shares are voted.

Q:	What are the voting rights of the common shares?

At the Annual Meeting, each common share is entitled to one vote for each director to be elected and on any other matter submitted to our shareholders for their approval.

Q:	How do I vote my shares before the Annual Meeting?

If you hold your shares in your own name, you may submit a proxy by telephone, via the Internet or by mail.

•	Submitting a Proxy by Telephone: You can submit a proxy for your shares by telephone until 11:59 p.m. Eastern Time on December 8, 2018 by calling the toll-free telephone number on the enclosed proxy card, (866) 752-VOTE (8683). Telephone proxy submission is available 24 hours a day. Easy-to-follow voice prompts allow you to submit a proxy for your shares and confirm that your instructions have been properly recorded. Our telephone proxy submission procedures are designed to authenticate shareholders by using individual control numbers.

•	Submitting a Proxy via the Internet: You can submit a proxy via the Internet until 11:59 p.m. Eastern Time on December 8, 2018 by accessing the website listed on your proxy card, www.iproxydirect.com/ABAC, and following the instructions you will find on the website. Internet proxy submission is available 24 hours a day. As with telephone proxy submission, you will be given the opportunity to confirm that your instructions have been properly recorded.

•	Submitting a Proxy by Mail: If you choose to submit a proxy by mail, simply mark the appropriate proxy card, date and sign it, and return it in the postage paid envelope provided or to the address shown on the proxy card.

By casting your vote in any of the three ways listed above, you are authorizing the individuals listed on the proxy to vote your shares in accordance with your instructions. You may also attend the Annual Meeting and vote in person.

If your shares are held in the name of a bank, broker or other nominee, you will receive instructions from the holder of record that you must follow for your shares to be voted. The availability of telephonic or Internet voting will depend on the bank’s or broker’s voting process. Please check with your bank or broker and follow the voting procedures your bank or broker provides to vote your shares. Also, please note that if the holder of record of your shares is a broker, bank or other nominee and you wish to vote in person at the Annual Meeting, you must request a legal proxy from your bank, broker or other nominee that holds your shares and present that proxy and proof of identification at the Annual Meeting.

Q:	If I am the beneficial owner of shares held in “street name” by my broker, will my broker automatically vote my shares for me?

Stock exchange rules applicable to brokers grant your broker discretionary authority to vote your shares without receiving your instructions on certain matters. Your broker does not have discretionary authority to vote on the election of directors, unless you provide voting instructions to your broker. Therefore, it is particularly important that beneficial owners instruct their brokers how they wish to vote their shares.

Q:	How will my shares be voted if I give my proxy but do not specify how my shares should be voted?

If you provide specific voting instructions, your shares will be voted at the Annual Meeting in accordance with your instructions. If you return your signed proxy card but do not indicate your voting preferences, we will vote on your behalf FOR each of the nominees for whom you are entitled to vote.

Q:	What is an “abstention” or a broker “non-vote” and how do they affect the vote?

An “abstention” occurs when a shareholder sends in a proxy with explicit instructions to decline to vote regarding a particular matter. Abstentions are counted as present for purposes of determining a quorum. An abstention with respect to the election of directors is neither a vote cast “for” a nominee nor a vote cast “against” the nominee and, therefore, will have no effect on the outcome of the vote. An abstention with respect to any other matter shall be deemed to be votes not cast.

A broker “non-vote” occurs when a broker or other nominee who holds shares for the beneficial owner is unable to vote those shares for the beneficial owner because the broker or other nominee does not have discretionary voting power for the proposal and has not received voting instructions from the beneficial owner of the shares. Brokers will not have such discretionary voting power to vote shares with respect to the election of directors. Shares that are the subject of a broker non-vote are included for quorum purposes, but a broker non-vote with respect to a proposal will not be counted as a vote represented at the meeting and entitled to vote and, consequently, as a general matter, will have no effect on the outcome of the vote.

Q:	How can I change my vote?

You may revoke your proxy at any time before it is exercised by:

•	Delivering to the Secretary of our company a written notice of revocation, dated later than the proxy, before the vote is taken at the Annual Meeting in the manner set forth below;
•	Delivering to the Secretary an executed proxy bearing a later date, before the vote is taken at the Annual Meeting;
•	Submitting a proxy on a later date by telephone or via the Internet (only your last telephone or Internet proxy will be counted), before 11:59 p.m. Eastern Time on December 8, 2018; or
•	Attending the Annual Meeting and voting in person (your attendance at the Annual Meeting, in and of itself, will not revoke the proxy).

Any written notice of revocation, or later dated proxy, should be delivered to:

Renmin Tianli Group, Inc.

Suite K, 12th Floor, Building A, Jiangjing Mansion

228 Yanjiang Ave., Jiangan District, Wuhan City

Hubei Province, China 430010

Attention: Corporate Secretary

Alternatively, you may hand deliver a written revocation notice, or a later dated proxy, to the Secretary at the Annual Meeting before we begin voting.

If your shares are held by a bank, broker or other nominee, you must follow the instructions provided by the bank, broker or other nominee if you wish to change your vote.

Q:	Who will count the votes?

Representatives of Direct Transfer LLC will count the votes.

Q:	What constitutes a quorum?

A majority of the outstanding common shares entitled to vote at the meeting constitutes a quorum for the items to be voted on by the common shares at the Annual Meeting.

Q:	How many votes are needed for approval of each proposal?

The election to our board of directors of seven (7) directors for a term of one year.

Directors to be elected by the holders of common shares will be elected by a plurality of the votes cast by the holders of outstanding common shares entitled to vote in the election who are present, in person or by proxy, at the meeting. Consequently, the seven (7) director nominees receiving the highest number of votes cast by the holders of common shares will be elected as directors.

Q:	Does Renmin Tianli offer an opportunity to receive future proxy materials electronically?

Yes. If you are a shareholder of record, you may, if you wish, receive future proxy statements and annual reports online. If you elect this feature, you will receive either a proxy card or an e-mail message notifying you when the materials are available, along with a web address for viewing the materials. You may sign up for electronic delivery by marking and signing the appropriate spaces on your proxy card or by contacting our Investor Relations Department by e-mail at ir@renmintianli-china.com or toll-free by phone at (866) 752-VOTE (8683). If you received these materials electronically, you do not need to do anything to continue receiving materials electronically in the future.

If you hold your shares in a brokerage account, you may also have the opportunity to receive proxy materials electronically. Please follow the instructions of your broker.

Electronic delivery saves Renmin Tianli money by reducing printing and mailing costs. It will also make it convenient for you to receive your proxy materials online. Renmin Tianli charges nothing for electronic delivery. You may, of course, incur the usual expenses associated with Internet access, such as telephone charges or charges from your Internet service provider.

You may discontinue electronic delivery at any time. For more information, contact our Investor Relations Department by e-mail at ir@renmintianli-china.com or toll-free by phone at (866) 752-VOTE (8683).

Q:	Who can attend the Annual Meeting?

All shareholders of record as of October 26, 2018 may attend.

PROPOSAL 1: ELECTION OF DIRECTORS

At the Annual Meeting, shareholders will vote upon the election of seven (7) directors to serve until the next annual meeting of shareholders and the qualification of their successors, or their earlier death, resignation or removal. All of the nominees named below, other than Zhang Zhe, currently serve as directors. Luchang Zhou, Hua Ling and Xialong Yin are not standing for re-election as directors.

Nominees for Election at the 2018 Annual Meeting of Shareholders

Guolan Li, Age 59

Guolan Li has been a director of the Company since August, 2015 and served as our Chairman since December 6, 2017. Mr. Li has been General Manager of Hubei Aoxin Science & Technology Group Co., Ltd. and Chairman of Hubei Hang-ao Servo Technology Co., Ltd. since July 2010. From September 2000 to June 2010, he was the Manager of the Wuhan Duoluokou Grand Market Management Center. From May 1998 to August 2000, he was a director and the Deputy General Manager of Hanzheng Group, Ltd. From August 1980 to April 1998, he was employed by the Native Produce Company of Wuhan City, Qiaokou District, initially as Chief Accountant, then as Deputy Section Chief, then Section Chief, and finally as General Manager. Mr. Li is a graduate of the Hubei University of Economic Management. Mr. Li was nominated as a director because of his management experience.

Hanying Li, Age 67

Hanying Li has been a director of our company since January 2010 and served as our Chair and Chief Executive Officer from that date until March 27, 2014 and from September 9, 2015 to May 30, 2016, and as Co-Chief Executive Officer of our company from May 31, 2016 until June 22, 2017. Ms. Li also has served as our Chief Financial Officer since November 13, 2017. Ms. Li founded Wuhan Fengze Agricultural Science and Technology Development Co., Ltd., our operating company in China (“Fengze”), in 2005. From 1979 through 2004, Ms. Li was deputy director of the Wuhan City Prosecutor’s Office. Ms. Li received her Bachelor’s Degree in Law from Hubei Finance & Economic University.

Zihui Mo, Age 59

Zihui Mo has been a director of the Company since October 2012. Since January 1, 2009, Mr. Mo has been CFO and COO of Watches of Switzerland, a private manufacturer of watches in Hong Kong and the United States owned by members of his family. He held the same positions from February 2004 through 2006. From January 1, 2007 through 2009, he was a marketing manager with A Field Consulting Ltd., a company that provides consulting services for small and middle sized companies seeking to go public. From November 1994 through January 2004, he was Vice General Manager of China Shipping and Vice General Manager of Rich Shipping Co., Ltd. From September 1993 through November 1994, he was Marketing Manager of Barako Shipping Co., Ltd. From February 1991 through August 1993, he was Marketing Supervisor of UDS Distribution Services Co., Ltd., Jardine Group. From October 1989 through February 1991, he was Marketing Manager of Toyota of Durata, California. Mr. Mo received a Degree in Education from Ricks College (Idaho) in 1985 and a Degree in Market Management and Academician in Accounting from Brigham Young University in 1988. Mr. Mo was nominated as a director for his experience in marketing and accounting.

Baoguo Han, Age 66

Baoguo Han has been a director since April 12, 2017 and appointed a member of the Audit Committee and the Compensation Committee and Chairperson of the Nominating Committee of the Company since April 12, 2017. Mr. Han served as Deputy Procurator General of People's Procuratorate of Wuhan City from 2008 to June 2013, when he retired. From November 1979 to 2008, Mr. Han successively served as Clerk, Deputy Division Chief and Division Chief of People's Procuratorate of Wuhan City. Mr. Han graduated from Hubei University of Finance and Economics majoring in law.

Jamie Tseng, Age 63

Jamie Tseng has been a director of the Company since July, 2016. Mr. Tseng has served as Chairman of Brightening Lives Foundation since 2015. From November 2011 to February 2015, Mr. Tseng was the Executive Vice President of Pacific Energy Development Inc. (NYSE: PED). From January 2009 to August 2010, Mr. Tseng was the Executive Vice President of Camac Energy International (AMEX: CAK). From August 2005 to January 2009, Mr. Tseng was the Managing Director and Executive Vice President of Pacific Asia Petroleum Inc. (AMEX:PAP). From August 2003 to August 2005, Mr. Tseng was the Chief Financial Officer and Vice President of Histostem Inc. From February 2000 to August 2003, Mr. Tseng was the Executive Vice President of General Energy Technologies Inc.  From January 1998 to August 2000, Mr. Tseng was the Vice President of Multacom Telecommunication Inc. From January 1995 to January 1998, Mr. Tseng was the President of Interjet International. Mr. Tseng received a Bachelor’s degree of Arts and graduated from Soochow University in 1976 with the specialty of Accounting.  Mr. Tseng was nominated as a director because of his experience in finance and accounting.

Xueliang Yue, Age 44

Xueliang Yue has been a director of the Company since December 6, 2017. Since 2008, Mr. Yue has been the Chairman and General Manager of the Wuhan Gold Mine Trading Co., Ltd, as well as the Chairman of the Chexiaozhu City Logistics Company. From 2003 to 2007, he was employed as sales manager in Hubei New and Special Pharmaceutical Co., Ltd. From 1996 to 2002, he worked in the finance department of the Hubei Highway Administration Bureau, initially as a clerk, chief accountant and then section chief. Mr. Yue graduated from College of Arts and Science, Jianghan University with a bachelor degree in 1996. Mr. Yue was nominated as a director because of his accounting and business experience.

Zhang Zhe, Age 36

Zhang Ze has been director of financial research at Zijin Ruifu College of Finance since 2017. He served as general manager of Hainan Ruijin Investment Holdings Co., Ltd. from 2012 to 2016 and finance director of Hainan Zhongbao Pharmaceutical co., Ltd. from 2007 to 2012. Mr. Zhe graduated from the department of accounting of Jilin University of Finance and Economics and obtained the qualification of Chinese accountant. Mr. Zhe was nominated as a director because of his business experience in finance, financial investment and asset management.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE

“FOR” THE ELECTION OF EACH NOMINEE UNDER PROPOSAL ONE

Board of Directors

Following the Annual Meeting, our Board of Directors will consist of nine (9)] directors. There are no family relationships between any of our directors (including the nominees named above) and our executive officers. There are no arrangements or understandings pursuant to which our directors are selected or nominated.

We elect our entire board of directors each year and those elected hold office for a term expiring the next succeeding meeting of shareholders.

A director may vote in respect of any contract or transaction in which he is interested; provided, however that the nature of his interest is disclosed by him at or prior to its consideration and any vote on that matter. A general notice or disclosure to the directors or otherwise contained in the minutes of a meeting or a written resolution of the directors or any committee thereof of the nature of a director’s interest shall be sufficient disclosure and after such general notice it shall not be necessary to give special notice relating to any particular transaction. A director may be counted for a quorum upon a motion in respect of any contract or arrangement which he shall make with our company, or in which he is so interested, and may vote on such motion.

Mr. Guolan Li is the Chairman of the Board, Mr. Luchang Zhou is Chief Executive Officer of the Company, and Ms. Hanying Li holds the positions of Chief Financial Officer and director of the Company. We do not have a lead independent director because we believe our independent directors are encouraged to freely voice their opinions on a relatively small company board. We believe this leadership structure is appropriate because we are a smaller reporting company and deem it appropriate to be able to benefit from the guidance of Mr. Li, Mr. Zhou, and Ms. Li as our principal executive officer, financial officer, and Chairman of the Board.

Our Board of Directors plays a key role in our risk oversight. As such, it is important for us to have our Chief Executive Officers serve on the Board as they play a key role in the risk oversight of the Company. As a smaller reporting company with a small board of directors, we believe it is appropriate to have the involvement and input of all of our directors in risk oversight matters.

Director Independence

The Board of Directors maintains a majority of directors who are deemed to be independent under the definition of independence provided by NASDAQ Listing Rule 5605(a)(15). Zihui Mo, Xueliang Yue, Baoguo Han, Jamie Tseng and Hua Ling are our independent directors.

Board Committees

The Board has established three committees: the audit committee, the compensation committee and the nominating committee.

Audit Committee

The audit committee is responsible for overseeing the accounting and financial reporting processes of our company and audits of the financial statements of our company, including the appointment, compensation and oversight of the work of our independent auditors. The members of the audit committee are Zihui Mo (Chairman), Xueliang Yue, and Baoguo Han. Mr. Mo is the Audit Committee Financial Expert. All of the members of the audit committee are financially literate.

Compensation Committee

The compensation committee of the Board of Directors reviews and makes recommendations to the Board regarding our compensation policies for our officers, and also administers our incentive compensation plans and equity-based plans (but our board retains the authority to interpret those plans). The members of the compensation committee are Xueliang Yue (Chairman), Baoguo Han and Jamie Tseng.

Nominating Committee

The nominating committee of the Board of Directors is responsible for the assessment of the performance of the board, considering and making recommendations to the board with respect to the nominations for election of directors and other governance issues. The nominating committee considers diversity of opinion and experience when nominating directors.

The nominating committee identifies and evaluates nominees for our Board of Directors, including nominees recommended by stockholders, based on numerous factors it considers appropriate. The nominating committee is responsible for making recommendations to the Board of Directors of nominees to stand for election as directors.  The members of the nominating committee are Baoguo Han (Chairman), Zihui Mo and Jamie Tseng.

The Board of Directors periodically reviews the diversity of specific skills and characteristics necessary as a member of our Board. The nominating committee will assess the skill areas currently represented on the Board against the target skill areas, as well as recommendations of directors regarding skills that could improve the overall quality and ability of the Board to carry out its function.

The nominating committee will consider persons recommended by stockholders for inclusion as nominees for election to our Board of Directors if the names, biographical data, and qualifications of such persons are submitted and delivered in writing in a timely manner.   The criteria that the committee and the full board will use to assess the qualifications of candidates for election to the board will include matters such as experience in the hog or agricultural industry, financial or technical expertise, strength of character, quality of judgment, concern for the interests of the Company’s shareholders, and how these skills might be best utilized by the Company. The committee will also consider the extent to which the nominee would fill a present need on our Board of Directors.

Code of Business Conduct and Ethics

Our code of business conduct and ethics provides that our directors and officers are expected to avoid any action, position or interest that conflicts with the interests of our company or gives the appearance of a conflict. Directors and officers have an obligation under our code of business conduct and ethics to advance our company’s interests when the opportunity to do so arises. A copy of our Code of Business Conduct and Ethics is available in the “Corporate Governance” section of our website (www.aoxintianli-china.com).

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16 of the Securities Exchange Act requires our directors and executive officers and persons who own more than 10% of a registered class of our equity securities to file various reports with the Securities and Exchange Commission concerning their holdings of, and transactions in, our securities. Copies of these filings must be furnished to us.

Based on a review of the copies of such forms furnished to us and representations from our executive officers and directors, all our officers, directors and greater than 10% stockholders filed all reports required to be filed during 2017 in accordance with the filing requirements of Section 16(a) of the Exchange Act.

Compensation of Directors

The directors may receive such remuneration as our Board of Directors may determine from time to time. Each director is entitled to be repaid or prepaid all traveling, hotel and incidental expenses reasonably incurred or expected to be incurred in attending meetings of our Board of Directors or committees of our Board of Directors or shareholder meetings or otherwise in connection with the discharge of his or her duties as a director. The compensation committee will assist the directors in reviewing and approving the compensation structure for our directors.

All directors hold office until the next annual meeting of shareholders at which he/she is re-elected or until his/her successors have been duly elected and qualified. Officers are elected by and serve at the discretion of the Board of Directors. Employee directors do not receive any compensation for their services as directors. Non-employee directors are entitled to receive compensation per year for serving as directors and may receive option grants from our company. In addition, non-employee directors are entitled to be reimbursed for their actual travel expenses for each Board of Directors meeting attended.

The following table sets forth certain information regarding the compensation paid to our directors during the fiscal year ended December 31, 2017.

DIRECTOR COMPENSATION
Name (a)	Annual Fees Earned or Paid in Cash ($) (b)	Stock Awards ($) (c)	Option Awards ($) (d)	Non-Equity Incentive Plan Compensation ($) (e)	Non-Qualified Deferred Compensation Earnings ($) (f)	All Other Compensation ($) (g)	Total ($) (h)
Zihui Mo	$36,000	-	$6,023	-	-	-	$42,023
Jamie Tseng (1)	$36,000	-	-	-	-	-	$36,000
Elisa Siu Yuk Lee (3)	$33,000	-	-	-	-	-	$33,000
Gang Yin (4)	$9,000	-	-	-	-	-	$9,000
Guolan Li	$36,000	-	-	-	-	-	$36,000
Baoguo Han (5)	$27,000	-	-	-	-	-	$27,000
Xueliang Yue (6)	$3,000	-	-	-	-	-	$3,000
Xialong Yin (6)	$3,000	-	-	-	-	-	$3,000

__________

(1)	Jamie Tseng was appointed a director July 29, 2016.
(2)	Yan Gong resigned as a director on July 29, 2016.
(3)	Elisa Siu Yuk Lee served as a director from July 29, 2016 to December 6, 2017.
(4)	Gang Yin resigned as a director on April 6, 2017.
(5)	Baoguo Han was appointed a director April 12, 2017.
(6)	Xueliang Yue and Xialong Yin were appointed directors December 6, 2017.

Meeting Attendance

During the year ended December 31, 2017, our Board of Directors held ___ meetings, either in person or by telephone. Each director attended at least 75% of the aggregate of (1) the total number of meetings of our board of directors held while he or she was a director and (2) the total number of meetings held by all committees on which he or she served during the periods that he or she served on the committee.

Executive Compensation

The following table sets forth information with respect to the amounts awarded to, earned by, or paid to, the individuals who served as chief executive officer of our company during the year ended December 31, 2017 for services provided in all capacities to us and our subsidiaries for the periods indicated. No other executive officer was paid or earned compensation, or had amounts accrued, for services provided in all capacities to us and our subsidiaries, in excess of $100,000 during 2017.

Summary Compensation Table

Name & Position	Year	Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation	Total
Hanying Li CFO and director (1)	2017	$50,000	-	-	-	-	-	-	$50,000
	2016	$50,000	-	$88,500	-	-	-	-	$138,500
Wocheng Liu Chairman and Co-CEO (2)	2017	$46,152	-	-	-	-	-	-	$46,152
	2016	$52,687	-	-	-	-	-	-	$52,687
Luchang Zhou CEO (3)	2017	$46,152	-	-	-	-	-	-	$46,152
	2016	-	-	-	-	-	-	-	-

_______________

(1)	Ms. Li served as the Chairman and CEO from September 9, 2015 to May 31, 2016, and continued to serve as Co-CEO until June 22, 2017. On November 13, 2017, Ms. Li was appointed as Chief Financial Officer.
(2)	Mr. Wocheng Liu was appointed as Chairman and Co-CEO on May 31, 2016. He stopped serving as Co-CEO on June 22, 2017.
(3)	Mr. Luchang Zhou was appointed as Chief Executive Officer on June 22, 2017.

Certain Relationships and Related Transactions

Our Policy Concerning Transactions with Related Persons

Under Item 404 of SEC Regulation S-K, a related person transaction is any actual or proposed transaction, arrangement or relationship or series of similar transactions, arrangements or relationships, including those involving indebtedness not in the ordinary course of business, to which we or our subsidiaries were or are a party, or in which we or our subsidiaries were or are a participant, in which the amount involved exceeded or exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years and in which any of our directors, nominees for director, executive officers, beneficial owners of more than 5% of any class of our voting securities (a “significant shareholder”), or any member of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest.

We recognize that transactions between us and any of our directors or executives or with a third party in which one of our officers, directors or significant shareholders has an interest can present potential or actual conflicts of interest and create the appearance that our decisions are based on considerations other than the best interests of our Company and shareholders.

The Audit Committee of the Board of Directors is charged with responsibility for reviewing, approving and overseeing any transaction between the Company and any related person (as defined in Item 404 of Regulation S-K), including the propriety and ethical implications of any such transactions, as reported or disclosed to the Committee by the independent auditors, employees, officers, members of the Board of Directors or otherwise, and to determine whether the terms of the transaction are not less favorable to us than could be obtained from an unaffiliated party.

Transactions with Related Persons

Since January 1, 2017, we have not been a party to any transaction, or any currently proposed transaction, in which we were or are to be a participant and the amount involved exceeded or exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years, and in which any related person had or will have a direct or indirect material interest.

REPORT OF THE AUDIT COMMITTEE

The following Report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

The Audit Committee is a separately-designated, standing committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. It is composed of three directors whom the board of directors has determined are “independent directors” as defined by NASDAQ listing standards. The Audit Committee’s responsibilities are set forth in its written charter approved by the board of directors. The charter is reviewed annually by the Audit Committee. A copy of the Audit Committee charter may be found on our website (www.renmintianli-china.com)under the caption “Corporate Governance.” As required by NASDAQ listing standards, the Audit Committee has determined that its charter is adequate. The Audit Committee also has determined that its members meet the financial literacy requirements of NASDAQ listing standards.

Management is responsible for the Company’s internal controls and the financial reporting process. The independent registered public accountants are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report on them. The Audit Committee’s responsibility is to engage the independent auditor and otherwise to monitor and oversee these processes. For the fiscal year ended December 31, 2017, the Audit Committee engaged HHC to serve as the Company’s independent auditor.

The Audit Committee has met and held discussions with management and HHC. Management represented to the Audit Committee that the Company’s consolidated financial statements as of and for the fiscal year ended December 31, 2017 were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed these consolidated financial statements with management. The Audit Committee discussed with the independent registered public accountants matters required to be discussed by Statement on Auditing Standards No. 114, as amended (“Communication with Audit Committees”), and Public Company Accounting Oversight Board AU section 380 (“Communication with Audit Committees”).

The Board of Directors, upon the recommendation of the Audit Committee, has adopted an Auditor Independence Policy that, among other things, prohibits the company’s independent auditor from performing certain non-audit services for the Company, requires prior approval of the Audit Committee for any services provided by the Company’s independent auditor, limits the hiring by the Company of former employees of the Company’s independent auditor who have worked on the Company’s account and requires enhanced disclosure both to the Audit Committee and to shareholders of matters related to auditor independence.

The Audit Committee has received the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding HHC’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with the independent registered public accountants that firm’s independence. In addition, the Audit Committee approves in advance all engagements of the Company’s independent auditor. The Audit Committee determined that HHC’s provision of non-audit services to the Company as described in “Matters Relating to Independent Registered Public Accountants” is compatible with maintaining that firm’s independence.

Based on these discussions and reviews, the Audit Committee determined that the audited financial statements for the Company’s last fiscal year should be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2017, and made a formal recommendation to the Board of Directors to that effect.

Zihui Mo (Chairman)

Xueliang Yue

Baoguo Han

MATTERS RELATING TO INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The following is a summary of the fees billed to us by HHC for professional services rendered for the fiscal years ended December 31, 2017 and 2016:

	Fiscal Year Ended December 31,
	2017	2016
Audit Fees	$140,000	$140,000
Audit Related Fees	30,000	30,000
Tax Fees	—	—
All Other Fees	—	—
	$170,000	$170,000

Audit Fees. Consists of fees billed for professional services rendered for the audit of our consolidated financial statements and review of interim consolidated financial statements included in quarterly reports and services that are normally provided in connection with statutory and regulatory filings or engagements.

 Audit Related Fees. Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees”.

Tax Fees. Consists of fees billed for professional services for tax compliance, tax advice and tax planning. These services include preparation of federal and state income tax returns.

All Other Fees. Consists of fees for product and services other than the services reported above.

Audit Committee’s Pre-Approval Policies

Our Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit related services, tax services, and other services. Pre-approval is generally provided for up to one year, and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis.

Our Audit Committee has reviewed and discussed with HHC, our audited financial statements contained in this Annual Report on Form 10-K for the 2017 fiscal year. The Audit Committee also has discussed with HHC, the matters required to be discussed pursuant to SAS No. 61 (Codification of Statements on Auditing Standards, AU Section 380), which includes, among other items, matters related to the conduct of the audit of our financial statements.

Our Audit Committee has received and reviewed the written disclosures and the letter from HHC required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with HHC its independence from our company.

Our Audit Committee has considered whether the provision of services other than audit services is compatible with maintaining auditor independence. Based on the review and discussions referred to above, the Board of Directors determined that the audited financial statements be included in our Annual Report on Form 10-K for our 2017 fiscal year for filing with the SEC.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of October 26, 2018, the number of our common shares beneficially owned by (i) each person or entity known to us to be the beneficial owner of more than 5% of the outstanding common shares, (ii) each of our directors, nominees for election as a director and each of our executive officers named in the Summary Compensation Table above (the “Named Executive Officers”), and (iii) all of our officers and directors as a group. Information relating to the beneficial ownership of our common shares by principal stockholders and management is based upon information furnished by each person using “beneficial ownership” concepts under the rules of the Securities and Exchange Commission. Under these rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to sell or direct the sale of the security, or investment power, which includes the power to vote or direct the voting of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under the Securities and Exchange Commission’s rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary beneficial interest. Each beneficial owner’s percentage ownership is determined by assuming that options or warrants that are held by such person (but not those held by any other person) and which are exercisable within 60 days after October 26, 2018 have been exercised. Except as noted below, or as required by applicable community property laws, each person has sole voting and investment power for all common shares shown as beneficially owned by them. As of October 26, 2018, we had outstanding 8,033,745 common shares. Unless otherwise indicated in the footnotes, the address for each officer and director listed below is in the care of Renmin Tianli Group, Inc., Suite K, 12th Floor, Building A, Jiangjing Mansion, 228 Yanjiang Ave., Jiangan District, Wuhan City, Hubei Province, China 430010.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Common Shares
Luchang Zhou, CEO and Director	-	-
Hanying Li, CFO and Director	800,000 (1)	9.96%
Baguo Han, Director	-	-
Zihui Mo , Director	3,250 (2)	*
Guolan Li, Chairman	-	-
Jamie Tseng, Director	-	-
Xialong Yin, Director	-	-
Xueliang Yue, Director	-	-
Hua Ling, Director	-	-
Zhang Zhe, Nominee for Director	-	-
All directors and officers as a group	803,250	9.96%

Holders of More than 5% of Outstanding Common Shares Not Named Above:
Ping Wang	2,438,750 (3)	30.36%
Hua Zhang	800,000 (4)	9.96%
Renjian Xiong	800,000	9.96%
Wei Gong	690,000	8.59%

*Less than 1%

(1)	Includes 112,500 shares owned by Ms. Li’s spouse, Hua Zhang.
(2)	Represents shares which he may acquire within sixty days upon exercise of stock options.
(3)	Includes 1,018,750 shares owned by Hubei Aoxin, of which Mr. Wang is Chairman and a principal shareholder.
(4)	Includes 687,500 shares owned by Mr. Zhang's spouse, Hanying Li.

SHAREHOLDER PROPOSALS

In accordance with the rules promulgated by the SEC, any shareholder who wishes to submit a proposal for inclusion in the proxy material to be distributed by the Company in connection with our 2018 Annual Meeting of Shareholders must set forth such proposal in writing and file it with our corporate secretary on or before the close of business on July 1, 2019 (unless we hold our annual meeting more than 30 days earlier next year, in which case the deadline will be 10 days after our first public announcement of the annual meeting date).  In addition, our Amended and Restated Articles of Association has an advance notice procedure for shareholders to bring business before an Annual Meeting of Shareholders. The advance notice procedure requires that a shareholder interested in presenting a proposal for action at the 2019 Annual Meeting of Shareholders must deliver a written notice of the proposal, together with certain specified information relating to such shareholder's stock ownership and identity, to our Secretary not earlier than September 11, 2019, nor later than October 11, 2019. However, in the event that the 2019 Annual Meeting is called for a date that is not within 30 days before or after the anniversary date of the 2018 Annual Meeting of Shareholders, notice by the shareholder, in order to be timely, must be so received not later than the close of business on the tenth day following the day on which notice of the date of the 2019 Annual Meeting of Shareholders was mailed or public disclosure of the date of the Annual Meeting of Shareholders was made, whichever first occurs. If the Company does not receive timely notice, the proxy holders will vote on the matter, if presented at the meeting, in their discretion. Our board of directors will review any shareholder proposals that are filed as required and, with the assistance of the company’s secretary, will determine whether such proposals meet applicable criteria for inclusion in our 2019 proxy solicitation materials or consideration at the 2019 annual meeting. In addition, we retain discretion to vote proxies on matters of which we are not properly notified at our principal executive offices on or before the close of business on the applicable 2019 shareholder proposal filing deadline, and also retain that authority under certain other circumstances.

ANNUAL REPORT

A copy of our Annual Report on Form 10-K for the year ended December 31, 2017 was sent to all of our shareholders of record as of October 26, 2018, and is available on our website(www.renmintianli-china.com ) under the caption “SEC Filings.” The Annual Report is not to be considered as proxy solicitation material.

OTHER MATTERS

Our Board of Directors knows of no other matters to be brought before this annual meeting. However, if other matters should come before the meeting, it is the intention of each person named in the proxy to vote such proxy in accordance with his or her judgment on such matters.

NON-INCORPORATION OF CERTAIN MATTERS

The Report of the Audit Committee and the information on the Renmin Tianli website do not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Renmin Tianli filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent Renmin Tianli specifically incorporates the Report of the Audit Committee or website information therein by reference.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS

To the extent we deliver a paper copy of the proxy materials to shareholders, the SEC rules allow us to deliver a single copy of proxy materials to any household at which two or more shareholders reside, if we believe the shareholders are members of the same family.

We will promptly deliver, upon oral or written request, a separate copy of the proxy materials to any shareholder residing at the same address as another shareholder and currently receiving only one copy of the proxy materials who wishes to receive his or her own copy. Requests should be directed to our Corporate Secretary by phone at (+86) 27 8274 0726 or by mail to Renmin Tianli Group, Inc. Suite K, 12th Floor, Building A, Jiangjing Mansion, 228 Yanjiang Ave., Jiangan District, Wuhan City, Hubei Province, China 430010.

EXPENSES OF SOLICITATION

The entire expense of soliciting proxies, including preparing, assembling, printing and mailing the proxy form and the material used in the solicitation of proxies, will be paid by us. Solicitations may be made in person or by mail, telephone, facsimile or other means of electronic communication by our directors, officers and other employees, and none of those persons will receive any additional compensation in connection with the solicitation. We also will request record holders of shares beneficially owned by others to forward this proxy statement and related materials to the beneficial owners of such shares, and will reimburse those record holders for their reasonable expenses incurred in doing so.

By Order of the Board of Directors, /s/ Guolan Li Guolan Li Chairman

RENMIN TIANLI GROUP, INC.

IMPORTANT ANNUAL MEETING INFORMATION

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 11:59 p.m., EST, on December 8, 2018.

Vote by Internet • Go to www.iproxydirect.com/ABAC • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website
Vote by telephone
• Call toll free 1-866-752-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message
Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Annual Meeting Proxy Card	1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE ▼

A Proposals — The Board of Directors recommends a vote FOR the nominees listed below.

1. Election of Directors:
01 - Guolan Li	02 - Hanying Li	03 - Zihui Mo
04 - Jamie Tseng	05 - Baoguo Han	06 - Xueliang Yue
07 - Zhang Zhe

☐ Mark here to vote FOR all nominees

☐ Mark here to WITHHOLD vote from all nominees
			01	02	03	04	05	06	07
☐ For All EXCEPT - To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right.			☐	☐	☐	☐	☐	☐	☐

NOTE: In their discretion, the proxies are authorized to vote on such other business that may properly come before the meeting and any adjournments or postponements of the meeting.

B Non-Voting Items

Change of Address — Please print your new address below.	Comments — Please print your comments below.				Meeting Attendance
					Mark the box to the right if you plan to attend the Annual Meeting.				☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.			Signature 2 — Please keep signature within the box.
/ /

Important notice regarding the Internet availability of

proxy materials for the Annual Meeting of Shareholders.

The annual meeting materials are available at:

www.edocumentview.com/ABAC

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE ▼

Proxy — RENMIN TIANLI GROUP, INC

Suite K, 12th Floor, Building A, Jiangjing Mansion

228 Yanjiang Ave., Jiang’an District, Wuhan City

Hubei Province, China 430010

This Proxy is Solicited on Behalf of the Board of Directors of Renmin Tianli Group, Inc.

The undersigned hereby appoints Guolan Li and Miko Zhong, and each of them, with the power to act without the other, and with full power of substitution, as attorneys-in-fact and proxies (the “Proxy”), to vote as designated on the reverse side all common shares of Renmin Tianli Group, Inc. which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held on Monday, December 10, 2018 at 9:00 a.m., local time, at Suite K, 12th Floor, Building A, Jiangjing Mansion, 228 Yanjiang Ave., Jiang’an District, Wuhan City, Hubei Province, China 430010 and at any adjournment thereof.

Continued and to be signed on reverse side